Consolidated Statements of Financial Condition - Variable Interest Entities - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Restricted cash	$ 179,764	$ 322,091
Loans held for investment, subject to nonrecourse debt, at fair value	907,998	1,031,328
TOTAL ASSETS	20,872,655	21,788,946
Nonrecourse debt, at fair value	7,343,177	6,111,242
TOTAL LIABILITIES	20,467,814	20,705,936
Variable Interest Entity, Primary Beneficiary
Restricted cash	173,714	311,652
Loans held for investment, subject to nonrecourse debt, at fair value	7,340,528	6,099,607
Other assets, net	75,977	67,593
TOTAL ASSETS	7,590,219	6,478,852
Nonrecourse debt, at fair value	7,175,857	5,857,069
Payables and other liabilities	757	428
TOTAL LIABILITIES	7,176,614	5,857,497
NET CARRYING VALUE OF ASSETS SUBJECT TO NONRECOURSE DEBT	$ 413,605	$ 621,355